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                                                                    Exhibit 99.1

                         JOSEPH E. SEAGRAM & SONS, INC.

                           GUARANTEED DEBT SECURITIES

         GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST, IF ANY, BY

                            THE SEAGRAM COMPANY LTD.

                             UNDERWRITING AGREEMENT
                          GENERAL TERMS AND PROVISIONS


      JOSEPH E. SEAGRAM & SONS, INC., an Indiana corporation (the "Company"), proposes to enter into a Pricing Agreement In the form of Annex I hereto which incorporates by reference these Underwriting Agreement General Terms and Provisions (the "Pricing Agreement"), and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the Pricing Agreement (such firms constituting the "Underwriters" with respect to the Pricing Agreement and the securities specified therein) certain of its debt securities specified in Schedule II to the Pricing Agreement (the "Securities") in the aggregate principal amounts set forth in the second column of Schedule I to the Pricing Agreement (the "Firm Designated Securities"), and in the event and to the extent that the Underwriters shall exercise the election to purchase Securities having up to the aggregate principal amounts set forth in the third column of Schedule II to the Pricing Agreement (the "Optional Designated Securities" and, together with the Firm Designated Securities, the "Designated Securities"), such Optional Designated Securities as to which such election shall have been exercised, determined by multiplying such number of Optional Designated Securities by a fraction, the numerator of which is the maximum number of Optional Designated Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the maximum number of Optional Designated Securities that all of the Underwriters are entitled to purchase hereunder, less (c) the principal amount of Designated Securities covered by Delayed Delivery Contracts (as defined in Section 3 hereof), if any, as provided in Section 3 hereof and as may be specified in Schedule II to the Pricing Agreement (with respect to the Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities"). The Securities will be guaranteed (the "Guarantees") as to payment of principal and interest, if any, by THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Guarantor").

      The term and rights of the Designated Securities and related Guarantees shall be as specified in the Pricing Agreement and in or pursuant to the indenture (the "Indenture") identified in the Pricing Agreement.

      1. The firms designated as representatives of the Underwriters of the Designated Securities in the Pricing Agreement will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities. The Pricing Agreement shall specify the aggregate principal amount of the Designated Securities, the initial public offering price of the Designated Securities, the purchase
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price to the Underwriters of the Designated Securities, the names of the
Underwriters of the Designated Securities, the names of the Representatives of such Underwriters, the principal amount of the Designated Securities to be purchased by each Underwriter and whether any of the Designated Securities shall be covered by Delayed Delivery Contracts and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of the Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of the Designated Securities and the related Guarantees. The Pricing Agreement also may specify such additional terms and conditions as the parties may agree. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under the Pricing Agreement shall be several and not joint.

      2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) One or more registration statements in respect of the
            Securities and the Guarantees have been filed with the Securities and Exchange Commission (the "Commission") and have been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; copies of such registration statements and amendments thereto on or prior to the date of the Pricing Agreement have been delivered to the Representatives and, excluding exhibits to such registration statements but including all documents incorporated by reference in the latest prospectus contained therein, to the Representatives for each of the other Underwriters (any preliminary prospectus included in such registration statements being hereinafter called a "Preliminary Prospectus", the various parts of each such registration statement, including all exhibits thereto but excluding Form T-1, each as amended or supplemented at the time such part became effective, being hereinafter collectively called a "Registration Statement", and all such registration statements being hereinafter collectively called the "Registration Statements", the prospectus relating to the Securities and the Guarantees, in the form in which it has most recently been filed, or mailed for filing, with the Commission on or prior to the date of the Pricing Agreement, which prospectus is now proposed to be supplemented by a supplement relating to the Designated Securities to be filed, or mailed for filing, with the Commission pursuant to Rule 424 under the Act, in the form in which it is first so filed or mailed for filing, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference);

                  (b) The documents, if any, incorporated by reference in the
            Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein

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            or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Designated Securities is required to be delivered in connection with sales of such Securities by any Underwriter (such period being hereinafter sometimes referred to as the "prospectus delivery period"); and provided, further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of the Designated Securities through the Representatives expressly for use in the Prospectus;

                  (c) Each Registration Statement and any amendment thereto, as of its respective effective date, and the Prospectus and, if the Prospectus is amended or supplemented, the Prospectus as amended or supplemented, as of their respective issue dates, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder, and no Registration Statement or any amendment thereto, as of its respective effective date (and, with respect to any Registration Statement as to which an Annual Report on Form 10-K of the Guarantor has been filed subsequent to the effective date thereof, as of the date of filing of the most recent such Annual Report on Form 10-K), contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus or, if the Prospectus is amended or supplemented, the Prospectus as amended or supplemented, does not and will not, as of its issue date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall apply only to amendments or supplements filed or made during the prospectus delivery period; and provided, further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of the Designated Securities through the Representatives expressly for use in the Prospectus;

                  (d) Neither the Guarantor nor any of its subsidiaries has
            sustained since the date of the latest audited financial statements of the Guarantor included or incorporated by reference in the Prospectus, and, to the knowledge of the Company, neither PolyGram ("PolyGram"), nor any of its subsidiaries has sustained since the date of the latest audited financial statements of PolyGram included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statements and the Prospectus, there has not been any material decrease in the capital stock or increase in long-term debt of the Guarantor and its subsidiaries taken as a whole or, to the Company's knowledge, of PolyGram and its subsidiaries taken as a whole, or any material adverse


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            change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole or, to the Company's knowledge, of PolyGram and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                  (e) Each of the Company and the Guarantor has been duly
            incorporated and is validly existing as a corporation and, in the case of the Guarantor, in good standing (in this Section 2 references to the good standing of any Canadian corporation refer only to the fact that such corporation has a current certificate of compliance) under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and conduct its business as described in the Prospectus; each of the following subsidiaries of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, such subsidiaries being hereinafter sometimes referred to as the "Specified Subsidiaries":
            J. E. Seagram Corp., JES Developments, Inc., Universal Studios Holding I Corp., and Universal Studios, Inc. ("Universal");

                  (f) All of the issued shares of capital stock of the Company and each of the Specified Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except with respect to Universal, are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims. The Guarantor indirectly owns 83.95% of the capital stock of Universal Studios Holding I Corp., which indirectly holds all of the capital stock of Universal, free and clear of all liens, encumbrances, equities or claims;

                  (g) The Securities have been duly authorized, and, when the
            Designated Securities are issued and delivered pursuant to the Pricing Agreement and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, the Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, which Indenture will be substantially in the form filed as an exhibit to a Registration Statement; the Guarantees have been duly authorized, and, upon the due execution, authentication, issuance and delivery of the Designated Securities and due endorsement of the Guarantees thereon, such Guarantees will have been duly executed, issued and delivered and will constitute valid and binding obligations of the Guarantor enforceable in accordance with their terms and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and the Guarantor and, at each Time of Delivery (as defined in Section 4 hereof), the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding instrument of the Company and the Guarantor, enforceable in accordance with its terms; in each case subject to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing and, in the case of the Guarantor, by the provisions of the Currency Act (Canada) or the provisions of the Code of Civil Procedure of Quebec relating to exclusive jurisdiction of Quebec courts and imperative rules of law in certain matters; and the Securities, the Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;



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                  (h) In the event any of the Designated Securities are
            purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to the qualification that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

                  (i) The issue and sale of the Securities, the issue of the
            Guarantees and the compliance by the Company and the Guarantor, as the case may be, with all of the provisions of the Securities, the Guarantees, the Indenture, each of the Delayed Delivery Contracts, if any, and the Pricing Agreement, and the consummation of the transactions therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter documents, as amended, or the By-Laws of the Guarantor or the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issue of the Guarantees or the consummation by the Company or the Guarantor of the other transactions contemplated by the Pricing Agreement, the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained or made under the Act, the Trust Indenture Act, the Exchange Act and the Canada Business Corporations Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

                  (j) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Guarantor or any of Its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries; and, to the best of the Guarantor's and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      3. Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus. The several Underwriters also agree to comply with applicable Canadian selling restrictions with respect to the Designated Securities.



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      The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

      The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth In Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York time, on the third business day preceding the Time of Delivery (or such other time and date as the Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

      4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least two business days' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by the method and in the funds specified in the Pricing Agreement, all at (a) the place and time and date specified in the Pricing Agreement as the "First Time of Delivery" or at such other place and time and date as the Representatives and the Company may agree upon in writing or (b) with respect to any Optional Designated Securities, the date specified in a notice delivered by Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated as described under "Time of Delivery" in the Pricing Agreement, each such time and date being herein called a "Time of Delivery."

      Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in
Section 3 hereof and in the Pricing Agreement.

      5. The Company agrees with each of the Underwriters of the Designated Securities, and the Company has been advised by the Guarantor that the Guarantor agrees for the benefit of such Underwriters:



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                  (a) To make no further amendment or any supplement to any
            Registration Statement or Prospectus after the date of the Pricing Agreement and prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after the Time of Delivery and to furnish the Representatives with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the prospectus delivery period; and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to any Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus has been filed or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities or the Guarantees for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of any Registration Statement or the Prospectus or for additional information; and, in the event of the issuance at any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) Promptly from time to time to take such action as the
            Representatives may reasonably request to qualify the Designated Securities and the related Guarantees for offering and sale under the securities laws of such jurisdiction in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and Guarantees, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of such Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to prepare and file with the Commission an amendment, supplement or document which will correct such statement or omission or effect such compliance and to furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of any such amended Prospectus or supplement to the Prospectus; and in case any Underwriter is required to deliver a prospectus in connection with sales of any such Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;


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                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of each Registration Statement, earning statements of the Company and its subsidiaries and of the Guarantor and its subsidiaries (which need not be audited in either case) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company and the Guarantor, Rule 158); and

                  (e) During the period beginning on the date of the Pricing
            Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for the Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery, without the prior written consent of the Representatives, not to offer, sell, contract to sell or otherwise dispose of (A) any debt securities of the Guarantor or the Company which mature more than one year after such Time of Delivery and which are substantially similar to the Designated Securities or (B) any guarantees of the Guarantor of such debt securities of the Company.

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statements, any Preliminary Prospectus and the Prospectus and amendments and supplements (except as otherwise expressly provided in Section 5(c) hereof) thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, these Underwriting Agreement General Terms and Conditions, the Pricing Agreement, the Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda and any other similar documents in connection with the offering, purchase, sale and delivery of the Securities;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the Guarantees; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with the Indenture, the Securities and the Guarantees; and (viii) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 5(c), Section 8 and
Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters as to the Designated Securities to be delivered at each Time of Delivery under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated in the Pricing Agreement are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:



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                  (a) No stop order suspending the effectiveness of the
            Registration Statements shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) Sullivan & Cromwell, United States counsel for the
            Underwriters, shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the related Guarantees, the Delayed Delivery Contracts, if any, the Registration Statements, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Guarantor has been duly authorized, executed and delivered pursuant to Canadian law and being entitled to rely, as to all matters of Canadian law, upon the opinion of Canadian counsel described in paragraph (d) of this
            Section 7, and, as to all matters of law of the State of Indiana, upon an opinion of Barnes & Thornburg);

                  (c) Simpson Thacher & Bartlett, United States counsel for the
            Company and the Guarantor, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Guarantor has been duly authorized, executed and delivered pursuant to Canadian law and being entitled to assume the correctness, as to all matters of Canadian law, of the opinion of Canadian counsel described in paragraph (d) of this Section 7) (such counsel also being entitled to rely in respect of matters of law other than of United States federal or New York law solely upon opinions of local counsel and as to matters of fact upon certificates of public officials and of officers of the Company or the Guarantor or their respective subsidiaries, provided that such counsel shall state that they believe that both the Representatives and they are justified in relying upon such opinions and certificates), to the effect that:

                        (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Indiana; and each of J. E. Seagram Corp., JES Developments, Inc. and Universal Studios, Inc. has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware;

                        (ii) The Company has been duly qualified as a foreign
                  corporation for the transaction of business and is in good standing under the laws of the State of New York;

                        (iii) All of the outstanding shares of capital stock of
                  the Company have been duly authorized by the Company and are validly issued, fully paid and non-assessable and are owned indirectly by the Guarantor, to the knowledge of such counsel, free and clear of any adverse claim; all of the outstanding shares of capital stock of J. E. Seagram Corp. have been duly authorized by J.E. Seagram Corp. and are validly issued, are fully paid and non-assessable and are owned indirectly by the Guarantor, to the knowledge of such counsel, free and clear of any adverse claim; and all of the outstanding shares of capital stock of JES Developments, Inc. have been duly authorized by JES Developments, Inc. and are validly issued, are fully paid and non-assessable, and are owned indirectly by the Company, to the knowledge of such counsel, free and clear of any adverse claim; and all of the outstanding shares of capital stock of Universal Studios, Inc. have been duly authorized by Universal Studios, Inc. and are validly issued, are fully paid and non-assessable, and such that are owned by the Guarantor are owned, to the knowledge of such counsel, free and clear of any adverse claim;

                        (iv) To such counsel's knowledge there are no legal or
                  governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which are required to be described in the Prospectus which are not described as required, and to such counsel's knowledge, no such proceedings have been asserted by governmental authorities or by others;

                        (v) The Pricing Agreement has been duly authorized,
                  executed and delivered by the Company;

                        (vi) In the event any of the Designated Securities are
                  to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

                        (vii) The Designated Securities have been duly
                  authorized, executed and delivered and, assuming the due authentication thereof by the Trustee, and upon payment and delivery in accordance with the Pricing Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; the Contract Securities, if any, when executed, authenticated and issued pursuant to the Indenture and Delayed Delivery Contracts, and upon payment and delivery in accordance with the Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture; assuming the Guarantees relating to the Designated Securities have been duly authorized, endorsed on the Designated Securities and executed, issued and delivered in accordance with Canadian law, the Guarantees will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms and entitled to the benefits of the Indenture; and the Designated Securities, such Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;

                        (viii) The Indenture has been duly authorized, executed
                  and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Guarantor and the Trustee (other than Section 516 thereof as to which such counsel need not express any opinion), constitutes a valid and legally binding instrument of the Company and the Guarantor enforceable in accordance with its terms;

                        (ix) The issue and sale of the Designated Securities
                  being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Pricing Agreement will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or any document or filing incorporated by reference therein to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such action violate the charter documents, as amended, or the By-Laws of the Company or, with respect to the United States and the States of New York and Indiana, any statute or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and, with respect to the United States and the States of New York and Indiana, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities, the issue of the related Guarantees and the compliance by the Company and the Guarantor with the provisions of the Pricing Agreement, except such as have been obtained or made under the Act, the Trust Indenture Act and the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                        (x) Neither the Company nor the Guarantor is an
                  "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                        (xi) Such counsel does not know of any contracts or
                  other documents of a character required to be filed as an exhibit to any of the Registration Statements or required to be incorporated by reference into the Prospectus or required to be described in any of the Registration Statements or in the Prospectus which are not filed or incorporated by reference or described as required.

      Such opinion shall also include a paragraph to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus and the documents incorporated by reference in the Prospectus and that such counsel takes no responsibility therefor. Such opinion shall also state that in the course of the preparation by the Company and the Guarantor of the Registration Statements and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company and the Guarantor and with representatives of the independent accountants of the Guarantor. Such opinion shall state that such counsel did not prepare the documents incorporated by reference in the Prospectus; however, such counsel discussed such documents with the Guarantor prior to their filing with the Commission, and that based upon such counsel's examination of the Registration Statements, the Prospectus and the documents incorporated by reference in the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statements and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that each Registration Statement and any amendment thereto, as of its respective effective date, and the Prospectus and any amendment or supplement thereto, as of their respective issue dates, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and that the documents incorporated by reference in the Prospectus and any amendment or supplement thereto complied as to form when they became effective or were filed in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in any Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or the documents incorporated by reference in the Prospectus or any amendment or supplement thereto, and (ii) such counsel has no reason to believe that any Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), as of its respective effective date (or, with respect to any Registration Statement as to which an Annual Report on Form 10-K of the Guarantor has been filed subsequent to the effective date thereof and is deemed to be incorporated by reference therein, as of the date of filing of the most recent such Annual Report on Form 10-K) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus or any amendment at supplement thereto (including the documents incorporated by reference therein) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in any Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or the documents incorporated by reference in the Prospectus or any amendment or supplement thereto.

      Such opinion may also state that the opinions set forth in paragraphs
(vi), (vii) and (viii) above with respect to the Company's and the Guarantor's obligations under the Delayed Delivery Contracts, the Designated Securities, the Contract Securities, the Guarantees and the Indenture are subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), by an implied covenant of good faith and fair dealing, and, in the case of the Guarantor, to any limitations under Canadian law set forth in the opinion described in paragraph (d) of this Section 7.

      (d) Goodman Phillips & Vineberg, Canadian counsel for the Guarantor, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to United States and United States state law and being entitled to rely, as to all matters of United States or United States state law, solely upon the opinion of United States counsel described in paragraph (c) of this Section 7) (such counsel also being entitled to rely in respect of matters of non-Canadian law solely upon opinions of local counsel and as to matters of fact upon certificates of officers of the Company or the Guarantor or its subsidiaries, provided that such counsel shall state that they believe both the Representatives and they are justified in relying thereon) to the effect that:

                  (i) The Guarantor has been duly incorporated and is validly existing as a corporation under the laws of Canada with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has received a certificate of compliance under the Canada Business Corporation Act;

                  (ii) The Guarantor has been duly qualified for the transaction of business under the laws of the Province of Quebec;

                  (iii) The authorized capital of the Guarantor consists of such shares as are at the Time of Delivery set forth in such counsel's opinion, of which, as at the close of business on a specified date within 60 days of the Time of Delivery, such number of shares as are set forth in such counsel's opinion were outstanding;

                  (iv) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending in Canada to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject, which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate be, in the opinion of such counsel, material to the Guarantor and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings have been threatened by governmental authorities or by others;

                  (v) The Guarantees of the Underwriters' Securities and the
            Contract Securities, if any, have been duly authorized; the Guarantees of the Underwriters' Securities have been duly endorsed on the Underwriters' Securities and executed, and upon the due execution, authentication, issuance and delivery of the Underwriters' Securities pursuant to the Pricing Agreement and the Indenture, such Guarantees will have been duly issued and delivered; the Guarantees of the Contract Securities, if any, when endorsed on the Contract Securities and executed, and upon the execution, authentication, issuance and delivery of the Contract Securities pursuant to the Indenture and the Delayed Delivery Contracts, if any, will have been duly issued and delivered; and, assuming that the Guarantees of the Underwriters' Securities and the Contract Securities, if any, constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms under the laws of the State of New York, such Guarantees will constitute valid and legally binding obligations of the Guarantor under the laws of the Province of Quebec and the laws of Canada applicable therein, and, subject to the matters referred to in paragraph (vii) below, will be entitled to the benefits provided by the Indenture; and such Guarantees will be enforceable in accordance with their terms under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law to bankruptcy, insolvency, reorganization, moratorium and other laws relating to affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%;

                  (vi) The Indenture has been duly authorized, executed and
            delivered by the Guarantor and, assuming that the Indenture has been duly authorized, executed and delivered by the Company and the Trustee and is binding on the Company and the Trustee, and assuming that the Indenture constitutes a valid and legally binding instrument of the Guarantor enforceable in accordance with its terms under the laws of the State of New York, the Indenture (other than Section 516 thereof, as to which such counsel need express no opinion) constitutes a valid and legally binding instrument of the Guarantor under the laws of the Province of Quebec and the laws of Canada applicable therein, enforceable in accordance with its terms under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%; and all taxes and fees required under the laws of Canada or the Province of Quebec to be paid with respect to the execution of the Indenture and the issuance of the Guarantees relating to the Designated Securities have been paid;

                  (vii) The issue and sale of the Designated Securities being delivered at such Time of Delivery and the related Guarantees and the compliance by the Guarantor with all of the provisions of the Designated Securities, the related Guarantees and the Indenture and the consummation of the transactions therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries is bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter documents, as amended, or the By-Laws of the Guarantor or, with respect to Canada or the Province of Quebec (or, insofar as such orders are concerned, any other Province thereof), any statute or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body of Canada or the Province of Quebec is required for the issue and sale outside Canada of the Designated Securities and the related Guarantees or the consummation by the Company or the Guarantor of the other transactions contemplated by the Pricing Agreement, each of the Delayed Delivery Contracts, if any, or the Indenture, other than those which have been obtained or made;

                  (viii) No filing or registration of the Registration
            Statements, any Preliminary Prospectus or the Prospectus is necessary under the laws of Canada or the Province of Quebec in connection with the issue and sale outside Canada of the Designated Securities and the related Guarantees pursuant to the Pricing Agreement except for those which have been made;

                  (ix) No tax or stamp duty under the laws of Canada or the
            Province of Quebec is payable in connection with the creation, issue and delivery to the Underwriters of the Designated Securities or the related Guarantees;

                  (x) Under the laws of Canada and of the Province of Quebec currently in force and under current practice of the courts of the Province of Quebec at the date of such opinion, such courts would give effect to the choice of New York law as the law governing the Securities, the Guarantees and the Indenture, subject to proof of such laws as a question of fact; provided that such choice of law is bona fide, (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public order, as that term is applied by the courts in the Province of Quebec. Such opinion shall also state that in such counsel's opinion, there are no reasons under the laws of the Province of Quebec or the laws of Canada applicable therein for disregarding the choice of New York law to govern the Securities, the Guarantees and the Indenture;

                  (xi) A holder in respect of a Security and the Guarantee
            endorsed thereon, and the Trustee in respect of the Indenture, is each entitled (subject to the terms of the Indenture) to sue as plaintiff in the courts of the Province of Quebec for the enforcement of its respective rights against the Guarantor; and such access will not be subject to any conditions which are not applicable to nationals or residents of Canada or domestic corporations, except as described in such opinion and reasonably acceptable to the Representatives; and

                  (xii) Any statements with respect to matters of Canadian law and regulations set forth in the Prospectus are accurate in all material respects. Such opinion shall also state that (i) such counsel did not prepare the Registrations Statements, the Prospectus or any documents incorporated by reference in the Prospectus and
            (ii) such counsel has no reason to believe that any Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), as of its respective effective date (or, with respect to any Registration Statement as to which an Annual Report on Form 10-K of the Guarantor has been filed subsequent to the effective date thereof and is deemed to be incorporated by reference therein, as of the date of filing of the most recent such Annual Report on Form 10-K) (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein concerning the Guarantor not misleading or that the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference in the Prospectus) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading; except that in each case such counsel need express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or as to the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent verification or investigation thereof, except to the extent set forth in the first sentence of this paragraph.

      Such opinion shall also state that any final and conclusive judgment obtained against the Guarantor in the United States in respect of the Guarantees or the Indenture would be recognized and enforced by the courts of the Province of Quebec provided that (A) the United States court rendering such judgment had jurisdiction over the Guarantor, as determined under the relevant provisions of the laws of the Province of Quebec; (B) such judgment is not subject to ordinary remedies (such as appeal or judicial review) and is final and enforceable in the United States; (C) such judgment was not rendered in contravention of the fundamental principles of procedure (such as notice of fair hearing, right to be heard, right to an independent and impartial tribunal and rules against bias);
(D) there were no proceedings pending in the Province of Quebec and no judgment rendered in the Province of Quebec or in another jurisdiction meeting the necessary conditions for recognition in the Province of Quebec between the same parties, based on the same facts and having the same object; (E) such judgment is not manifestly inconsistent with public order as understood in international relations; (F) such judgment does not enforce obligations arising from foreign revenue laws, unless there is reciprocity, or arising from other laws of a public nature, such as expropriatory or penal laws; (G) the action to enforce such judgment is commenced in the Province of Quebec within three years after the date of such judgment; and (H) such judgment is not contrary to any order made by the Attorney-General of Canada under the Foreign Extra-territorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada). Such opinion may also include other assumptions and exclusions as are consistent with the laws of the Province of Quebec and are satisfactory to the Underwriters.

         (e) At the Time of Delivery, the independent accountants of the Guarantor who have certified the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement, and the independent accountants of PolyGram who have certified the financial statements of PolyGram and its subsidiaries included or incorporated by reference in the Registration Statement, shall each have furnished to the Representatives letters dated the date hereof and the Time of Delivery in form and substance satisfactory to the Representatives containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and other financial information included in the Registration Statement and Prospectus;

         (f) (i) Neither the Guarantor nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements of the Guarantor included or incorporated by reference in the Prospectus, and neither PolyGram nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements of PolyGram included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries or of PolyGram and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

         (g) Subsequent to the date of the Pricing Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in Canada or New York declared by Canadian federal, Canadian Provincial, United States federal or New York State authorities; (iii) a change or development involving a prospective change in United States or Canadian taxation directly affecting the Underwriters' Securities or the related Guarantees or the imposition of exchange controls by the United States or Canada, the effect of which in the judgment of the Representatives after consultation with the Guarantor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities, including the related Guarantees, on the terms and in the manner contemplated in the Prospectus; or (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus; and

         (h) The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by them of all of their obligations hereunder to be performed at or prior to such Time of Delivery and as to the matters set forth in subsections (a) and (f) of this Section.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, any Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, provided that this sentence shall not impair any right of an indemnified party to be indemnified for its reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the indemnifying party's consent, which consent shall not be unreasonably withheld.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect, in the case of the Company and the Guarantor, the relative benefits received by the Company (the same also being attributable to the Guarantor) and, in the case of the Underwriters of the Designated Securities, the compensation received by them from the offering of the Designated Securities, respectively, to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits and compensation but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the compensation received by such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in any Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to any Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in the Pricing Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement.

         (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase at such Time of Delivery under the Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantor and the several Underwriters, as set forth or incorporated by reference in the Pricing Agreement or made by or on behalf of them, respectively, pursuant to the Pricing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Guarantor, or any officer or director or controlling person thereof, and shall survive delivery of and payment for the Securities.

         Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company or the Guarantor pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who was a director, officer or controlling person of the Guarantor when any Registration Statement became effective (or when any amendment thereto made by the Company prior to the Time of Delivery became effective), except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company and the Guarantor the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         11. If the Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by the Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities not so delivered, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

         12. In all dealings under the Pricing Agreement, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly by such of the Representatives, if any, as may be designated for such purpose in such Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the most recent Registration Statement, Attention: Executive Vice President, Finance; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request.

         13. The Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor, and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company or of the Guarantor and each person who controls the Company, the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of the Pricing Agreement.

         15. The Pricing Agreement shall be construed in accordance with the laws of the State of New York.

         16. The Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                         ANNEX I

                                PRICING AGREEMENT

[NAMES(S) OF REPRESENTATIVES]
   [as representatives of the several
        Underwriters named in Schedule I hereto,]
[Address of Representatives]

Dear Sirs:

      JOSEPH E. SEAGRAM & SONS, INC., an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement General Terms and Conditions attached hereto, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). The Designated Securities will be guaranteed (the "Guarantees") as to payment of principal, premium, if any, and interest, if any, by The Seagram Company Ltd., a Canadian corporation (the "Guarantor"). Each of the provisions of the Underwriting Agreement General Terms and Conditions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement General Terms and Conditions so incorporated by reference shall be deemed to refer to you. Terms defined in the Underwriting Agreement General Terms and Conditions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement General Terms and Conditions and the address of the Representatives referred to in such
Section 12 are set forth in Schedule II hereto.

      Subject to the terms and conditions set forth herein and in the Underwriting Agreement General Terms and Conditions incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

      If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement General Terms and Conditions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                             Very truly yours,

                                             JOSEPH E. SEAGRAM & SONS, INC.


                                                      By________________________

Accepted as of the date hereof:

         [ __________________________________ ]
          (Name of Representative Partnership)

[Name of Representative Corporation]

         By: ________________________________
                       (Title)

                                   SCHEDULE I



                                                           Principal Amount of
                                                          Designated Securities
                     Underwriter                              to be Purchase
                     -----------                              --------------
[Name(s) of Representatives].....................         $
[Names of other Underwriters]....................




                  Total..........................         $

                                   SCHEDULE II


TITLE OF DESIGNATED SECURITIES:

       [  %] [Floating Rate] [Zero Coupon] [Guaranteed] [Notes] [Debentures] due

AGGREGATE PRINCIPAL AMOUNT:

       [$]

FORM AND DENOMINATIONS:

       [Registered Securities] [$]
       [Bearer Securities] [$]
       [Global Securities] [$]

PRICE TO PUBLIC:

       % of principal amount of the Designated Securities, plus accrued interest
   from to             [and accrued amortization, if any, from         to
                  ]


PURCHASE PRICE BY UNDERWRITERS:

       % of the principal amount of the Designated Securities, plus accrued
   interest from        to [and accrued amortization, if any, from            to
                     ]

SPECIFIED METHOD AND FUNDS FOR PAYMENT OF PURCHASE PRICE:

         [By certified or official bank check or checks, payable to the order of the Company in [New York] Clearing House funds.]

         [By wire transfer to a bank account specified by the Company in next day funds]

INDENTURE:

         Indenture, dated as of               , 1991, among the Company, the
Guarantor and The Bank of New York, as Trustee.

TIME OF DELIVERY:

         [Time and date], 199 .

CLOSING LOCATION:

NAME AND ADDRESS OF REPRESENTATIVES:

         Designated Representatives

         Address for Notices, etc.:

DEPOSITARY:

         [None]

SECURITIES EXCHANGE:

         [Securities to be listed on the [New York] Stock Exchange]

DELAYED DELIVERY:

         [None] [Underwriters' commission shall be % of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered
into. Such commission shall be payable to the order of        .]

MATURITY:


INTEREST RATE:


INTEREST PAYMENT DATES:

         [months and dates]

REDEMPTION PROVISIONS:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of
$       or an integral multiple thereof,      ]

         [on or after                  ,                  at the following
redemption prices (expressed in percentages of principal amount).  If [redeemed
on or before                  ,                %, and if] redeemed during the
12-month period beginning

                                                                    Redemption
                                       Year                            Price
                                       ----                         ----------



and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

         [on any interest payment date falling on or after            ,        ,
at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

         [Restriction on refunding]

SINKING FUND PROVISIONS:

         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a sinking
fund to retire $   principal amount of Designated Securities on          in each
of the years     through     at 100% of their principal amount plus accrued
interest] [, together with [cumulative] [non-cumulative] redemptions at the
option of the Company to retire an additional $         principal amount of
Designated Securities in the years       through        at 100% of their
principal amount plus accrued interest.]

GUARANTEES:


SATISFACTION AND DISCHARGE:

         [Satisfaction and discharge provisions if other than as specified in
Section 401].

DEFEASANCE:

         [The provisions of Section 1008 of the Indenture relating to defeasance shall apply to the Designated Securities.]

OTHER TERMS:

                                                                        ANNEX II

                            DELAYED DELIVERY CONTRACT


JOSEPH E. SEAGRAM & SONS, INC.,
c/o [Name of Representatives]
[Address of Representatives]
         Attention:




Dear Sirs:

         The undersigned hereby agrees to purchase from Joseph E. Seagram & Sons, Inc., an Indiana corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,
                             [$] ...................
principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), guaranteed as to payment of principal, premium, if any, and interest, if any, by The Seagram Company Ltd., a Canadian corporation (the "Guarantor"), offered by the Company's Prospectus dated
          , 199 , as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof [, plus accrued interest from the date from which interest accrues as set forth below,] [and accrued amortization, if any, from [.....] [the date from which interest accrues as set forth below]] and on the further terms and conditions set forth in this contract.

         The undersigned will purchase the Designated Securities from the
Company on               , 199 (the "Delivery Date") [and interest on the
Designated Securities so purchased will accrue from                   , 199  ].

         [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                                    Principal           Date from Which
         Delivery Date               Amount            [Interest] Accrues

                     , 199          [$]                                 , 199
                     , 199          [$]                                 , 199

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

         Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by [specify method and funds of payment] [certified or official bank check
in [New York] Clearing House funds] at the office of        ,         ,       or
by wire transfer to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

         [The undersigned understands that underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases.] [Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinions of Counsel for the Company and the Guarantor delivered to the Underwriters in connection therewith.]

         The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         It is understood that the acceptance by the Company of the Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                             Yours very truly,

                                             __________________________________
                                                     (Name of Purchaser)

                                             By________________________________
                                                        (Signature)

                                             __________________________________
                                                      (Name and Title)

                                             __________________________________
                                                          (Address)

Accepted, ________________, 199 .

JOSEPH E. SEAGRAM & SONS, INC.

By______________________________
            [Title]